SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Quality Growth Fund

A Message from the President of the Trust

August 8, 2017

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Monteagle Quality Growth Fund (the “Fund”) a series of the Monteagle Funds (the “Trust”). This proxy statement asks you to consider and vote on the following proposals (“Proposals” or each, a “Proposal”) in connection with the approval of a new Subadviser and its subadvisory agreement for the Monteagle Quality Growth Fund:

(I)

To approve a new subadvisory agreement between the Monteagle Quality Growth Fund, Nashville Capital Corporation, and Howe and Rusling, Inc.

(II)

To transact such other business as may properly come before the special meeting of shareholders or any adjournments, postponement or delays thereof.

A special meeting of shareholders of the Fund has been scheduled for August 25, 2017 at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview

Heights, Ohio 44147, at 10:00 a.m. Eastern Time (the “Meeting”) for the purpose of considering these Proposals. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof. Shareholders of record of any Fund as of the close of business on July 24, 2017 are entitled to vote at the Meeting and any adjournment or postponement thereof.

In this Proposal, shareholders of the Fund are asked to approve a new subadvisory agreement (“HR Subadvisory Agreement”) between the Fund and Howe and Rusling, Inc. (“HR” or “New Subadviser”) on terms identical to those found in the Fund’s current subadvisory agreement (“GHA Subadvisory Agreement”).  Garcia Hamilton & Associates, L.P. (“GHA” or “Current Subadviser”) has notified the Adviser of the Fund, Nashville Capital Corporation (“NCC” or the “Adviser”), that it no longer desires to participate as the Fund’s Subadviser.  Accordingly, the Adviser, pursuant to the instructions of the Board of Trustees, sought a replacement to the Current Subadviser which lead to the proposal that Howe and Rusling, Inc. (“HR”) be approved as the new subadviser. The HR Subadvisory Agreement for the Fund will be identical to the Fund’s GHA Subadvisory Agreement.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

Your vote is very important to us regardless of the number of shares attributable to your account. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on August 25, 2017. VOTING IS QUICK AND EASY. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote in person if you attend the Meeting.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

We appreciate the time and consideration I am certain you will give these important matters.  If you have any questions after considering the enclosed materials and the proposals, please call Shareholder Services at (888) 263-5593 or contact your financial advisor.  Thank you for you continued support of the Monteagle Funds.

Sincerely,

Paul B. Ordonio, JD

President, Monteagle Funds

2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Quality Growth Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal notice for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in case you wish to attend in person.

To the shareholders of the Monteagle Quality Growth Fund listed above:

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of the Monteagle Quality Growth Fund (the “Fund”) will be held at 10:00 a.m. Eastern Time on August 25, 2017, at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 to vote on the following proposals (“Proposals” or each, a “Proposal”):

(I)

To approve a new subadvisory agreement between the Monteagle Quality Growth Fund, Nashville Capital Corporation, and Howe and Rusling, Inc.

(II)

To transact such other business as may properly come before the special meeting of shareholders or any adjournments, postponement or delays thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponements thereof

The Board recommends that you vote FOR the proposal.

Shareholders of record at the close of business on July 24, 2017 (the “Record Date”) are entitled to notice of, and to vote at the Meeting and any adjournment or postponement thereof.

If a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the proposal(s).  Any adjournment of the Meeting for the further solicitation of the proxies as to the proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment.

MONTEAGLE FUNDS

By Order of the Board of Trustees of the Trust

/s/ Brandon Pokersnik

Secretary, Monteagle Funds

August 8, 2017

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN THE DATE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Quality Growth Fund

PROXY STATEMENT

August 8, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Monteagle Funds (“MF” or the “Trust”) for use at the special meeting (the “Meeting”) of shareholders of the Trust and the Monteagle Quality Growth Fund (the “Fund”). The Meeting will be held at 10:00 a.m. Eastern Time on August 25, 2017, at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio.  This Proxy Statement and its enclosures are being mailed to shareholders of the Funds beginning on or about August 8, 2017. Shareholders of record at the close of business on July 24, 2017 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to two (2) proposals:

(I)

To approve a new subadvisory agreement between the Monteagle Quality Growth Fund, Nashville Capital Corporation, and Howe and Rusling, Inc.

(II)

To transact such other business as may properly come before the special meeting of shareholders or any adjournments, postponement or delays thereof.

WITH RESPECT TO PROPOSALS I AND II, THE SHAREHOLDERS OF THE FUND WILL VOTE SEPARATELY.

The Board recommends that you vote FOR the proposal.

Approval of each proposal requires the affirmative vote of a “majority of the outstanding securities” of the Monteagle Quality Growth Fund, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

All holders of record of shares of the Fund at the close of business on July 24, 2017 (the “Record Date”) are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof.

If a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any proposal. Any adjournment of the Meeting for the further solicitation of proxies as to the proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to such adjournment.

The cost of preparing, printing, and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation and meeting of this special proxy for the Fund, will be paid by Garcia Hamilton & Associates, L.P. The total costs are estimated to be $12,000.00.

INTRODUCTION

The Monteagle Funds was organized on November 25, 1997 as a Delaware statutory trust (the “Trust”). The Trust is a series trust currently consisting of six (6) mutual funds.  Each Monteagle Fund: the Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and The Texas Fund is an open end, management investment company and a separate diversified series of the Trust. The Trust’s Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series.  The Trust, on behalf of its separate series, is managed by the Nashville Capital Corporation (“NCC” or the “Adviser”) and subadvised by a separate subadviser under the direction of the Adviser.

The current subadvisory agreement with Garcia Hamilton & Associates, L.P. (“GHA Subadvisory Agreement”) (previously approved by shareholders of the Fund at a meeting held on May 2, 2017), as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that the agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. Further, the current subadvisory agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

Upon written notice received by the Trust on January 11, 2017, the Fund’s Current Subadvisor, Garcia Hamilton & Associates, L.P. (“GHA” or “Current Subadvisor”), notified the Board that it will be no longer supporting equity products rather concentrating its investment strategies on its growing fixed income products.  Accordingly, GHA will terminate its subadvisory agreement with the Fund no later than December 31, 2017.  Accordingly, the Adviser, pursuant to the direction of the Board, began its search to replace GHA with a new subadviser.

Until such time as the shareholders of the Fund approve a new subadvisory agreement, the GHA Subadvisory Agreement with Garcia Hamilton & Associates, L.P. will remain in effect.  After careful consideration management has concluded that given GHA’s written notice to the Trust of its discontinue providing subadvisory services to the Fund, the transition from GHA to a new subadviser at the end of the Fund’s 2017 fiscal year, August 31, 2017, is in the best interest of the Fund and its shareholders.  Accordingly, pursuant to the Board’s recommendation and shareholder approval, management seeks to transition to the proposed new subadviser on the later of September 1, 2017 or the shareholder approval of Proposal I as set forth herein.

At an in-person Board meeting held on July 21, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the new subadvisory agreement with Howe and Rusling, Inc. (“HR Subadvisory Agreement”) and agreed to submit the new subadvisory agreement to the shareholders of the Fund for approval. As required by the 1940 Act, the HR Subadvisory Agreement must be approved by the shareholders of the Fund to be enforceable.

The HR Subadvisory Agreement being recommended by the Board for approval by the shareholders contains the identical terms as the GHA Subadvisory Agreement, differing only in the name of the Subadviser and the effective and termination dates of the agreement. These differences are described below. A form of the HR Subadvisory Agreement for the Fund is attached as Appendix “B”.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I AND II.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 25, 2017.

PROPOSAL I

APPROVAL OF A NEW SUBADVISORY AGREEMENT

FOR THE MONTEAGLE QUALITY GROWTH FUND

Introduction

Garcia Hamilton & Associates, L.P. (“GHA” or “Current Subadviser”) currently serves as the investment subadviser to Monteagle Quality Growth Fund (the “Fund”) under the GHA Subadvisory Agreement between the Fund, the Adviser and the Current Subadviser with respect to the Fund (“GHA Subadvisory Agreement”). Notwithstanding GHA’s notice to the Board, as set forth below, of its intent to terminate its relationship with the Fund as of December 31, 2017, as part of the Advisor’s shareholder proxy resulting from to its “Change in Control” the GHA Subadvisory Agreement was last approved by shareholders was May 2, 2017.

As stated above, upon written notice received by the Trust on January 11, 2017, the Fund’s Current Subadviser, GHA, notified the Board that it will be no longer supporting equity products but, rather, concentrating its investment strategies on its growing fixed income products.  This notice further stated its intent to terminate its subadvisory agreement with the Fund on or before December 31, 2017.  The Board determining that GHA was in compliance with its contractual obligations relating to its notice to terminate the agreement, directed the Adviser to immediately began its search to replace GHA with a new subadviser.

The provisions of Section 6 of the GHA Subadvisory Agreement covering its termination read as follows:

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

Board’s Determination

In response to GHA’s notice and at the specific instructions of the Board of Trustee’s at its January 26, 2017 meeting, Nashville Capital Corporation (“NCC”), the Fund’s Adviser, undertook to identify a new investment subadviser for the Fund.  Upon completing its search, at the Board’s April 27, 2017 Board meeting, NCC recommended that the Board consider Howe and Rusling, Inc. (“HR” or “New Subadviser”) as a candidate to fill this role.  Accordingly, at the Board’s specific instruction legal counsel to the Fund solicited certain information from HR in order that the Board may properly discharge its due diligence obligations as set forth under Rule 15(c) of the Investment Company Act of 1940.  Thereafter, at an in-person meeting of a majority of the independent Trustees of the Board held on July 21, 2017 (the “July Board Meeting”), the Board, after receipt of the information from HR and careful consideration of a variety of factors, determined that it would be in the best interest of the Fund and its shareholders to replace the Fund’s subadviser with HR.

Effective upon shareholder approval of the HR Subadvisory Agreement, or as soon as reasonably practicable thereafter, HR will be responsible for the day-to-day management of the Fund’s assets, subject to supervision by NCC and the Board.

Garcia Hamilton & Associates, L.P. Subadvisory Agreement

Garcia Hamilton & Associates has served as subadviser to the Fund since its commencement of operations on March 30, 1998.  GHA currently serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated May 2, 2017, by and between the Fund, NCC and GHA (the “GHA Subadvisory Agreement”).

As noted above, at the July Board Meeting, the Board, acting on a recommendation of NCC, approved the replacement of GHA as subadviser of the Fund. NCC recommended HR as the replacement of GHA for many reasons.

A summary of the terms of the GHA Subadvisory Agreement, including the fees payable thereunder, is included in the section below entitled “Comparison of the GHA Subadvisory Agreement and the HR Subadvisory Agreement.”

New Subadvisory Agreement

It is proposed that NCC and HR enter into the HR Subadvisory Agreement to become effective as soon as reasonably practicable following the date of shareholder approval. Under Section 15(a) of the Investment Company Act, the HR Subadvisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Board Considerations,” the Board, including all the Independent Trustees, approved the HR Subadvisory Agreement at the July Board Meeting.

A copy of the form of the HR Subadvisory Agreement is attached hereto as Appendix B. A summary of the terms of the HR Subadvisory Agreement, including the fees payable thereunder, is included in the section below entitled “Comparison of the GHA Subadvisory Agreement and the HR Subadvisory Agreement.”

Comparison of the GHA Subadvisory Agreement and the HR Subadvisory Agreement.

The terms and conditions of the HR Subadvisory Agreement for the Fund are identical to those of the current GHA Subadvisory Agreement for such Fund, except for the name of the Subadviser, and effective and termination dates. There is no change in the Subadvisory fee rate payable by the Adviser to the Subadviser.  If approved by shareholders, the HR Subadvisory Agreement is expected to be effective on September 1, 2017 or immediately upon shareholder approval whichever shall occur last, and will have an initial term of two (2) years from the date of its effectiveness. The HR Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of the GHA Subadvisory Agreement, which are identical to those of the HR Subadvisory Agreement for the Fund. The Advisory fees and all other fees and financial obligations of the Fund will remain the same. The form of the HR Subadvisory Agreement for the Fund is attached hereto as Appendix B.

Services. The services to be provided by the Subadviser of the Fund under the HR Subadvisory Agreement will be identical to those services that were provided by the Subadviser under the GHA Subadvisory Agreement. Both the GHA Subadvisory Agreement and the HR Subadvisory Agreement provide advisory services, including (i) developing, recommending and implementing an investment program and strategy, (ii) research and analysis relative to the investment program and (iii) determining what securities will be purchased and sold by the Fund subject to the fundamental policies of the Fund, as reflected in the Trust's Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

Expenses. The provisions of the HR Subadvisory Agreement regarding expenses are identical to the provisions of the GHA Subadvisory Agreement. Under the terms of the GHA Subadvisory Agreement and HR Subadvisory Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties.

Compensation. The provisions of the GHA Subadvisory Agreement and the HR Subadvisory Agreement regarding compensation are identical. Under the GHA Subadvisory Agreement and HR Subadvisory Agreement for the Fund, the shareholders of the Fund pay the fees of the Adviser which contractually pays the Subadvisor fees.  Accordingly, the shareholders of the Fund indirectly pay the following Subadvisor fee to the Subadvisor:

Fund	Annual Fee Rate as a % of the Fund of the Trust – Net Assets of the Fund (under the terms of the old and New Agreement)
Monteagle Quality Growth Fund	0.30%

Duration and Termination of the Agreement. The GHA Subadvisory Agreement for the Fund originally was in effect for an initial two (2) year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the HR Subadvisory Agreement for such Fund, it will take effect on September 1, 2017 or immediately upon shareholder approval, whichever shall occur last, and will expire two years thereafter, unless continued. The HR Subadvisory Agreement may be continued for successive one-year periods thereafter if approved at least annually in the matter required by the 1940 Act.

The GHA Subadvisory Agreement and HR Subadvisory Agreement provide that the agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (i) upon its assignment or (ii) upon termination of the Management Agreement.

Liability of the Subadviser. The GHA Subadvisory Agreement and HR Subadvisory Agreement provides that the Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services under the Subadvisory agreement. Further, The Subadviser shall not be liable to the Adviser or the Trust thereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties thereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties thereunder.  Further, the Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.  The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under the Subadvisory Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadvisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

Board Considerations in Approving the HR Subadvisory Agreement

As described above, the termination of the Current Subadviser and the approval of the New Subadviser and its corresponding subadvisory agreement requires shareholder approval. Pursuant to the Investment Company Act, the Board is required to consider the initial approval of the HR Subadvisory Agreement.  At the July 21, 2017 Meeting, the Board, including a majority of the Independent Trustees, approved the HR Subadvisory Agreement and recommended that the shareholders of the Fund approve the HR Subadvisory Agreement. The Board took those actions after consideration of and deliberation over information concerning GHA’s written notice to the Board of Trustees of its desire to discontinue to provide services to the Fund as its subadviser.  Information about the Board’s considerations and process is set forth below.

In determining whether to approve the HR Subadvisory Agreement, the Board considered the nature, quality and extent of the services that are currently provided by the Subadviser under the GHA Subadvisory Agreement as well as the services to be provided under the HR Subadvisory Agreement by the New Subadviser. The Board’s review was conducted at its July 21, 2017 meeting.  In approving the HR Subadvisory Agreement, the Board noted its general satisfaction with the nature, extent and quality of services being provided by the Subadviser to the Monteagle Fixed Income Fund which the Subadviser is also sub-advising.

The Approval Process:  At the July meeting, the Independent Trustees, requested and evaluated, in advance of the meeting, information they deemed reasonably necessary to their review process.  The Board met with the relevant investment advisory personnel from HR and received and reviewed, in advance, the following written information provided by HR: (i) reports regarding the services and support to be provided to the Fund and their shareholders by the New Subadviser; (ii) the historical performance of the Fund and the projections of the investment performance of the Fund by personnel of the New Subadviser; (iii) performance commentary on the reasons for the projected performance; (iv) presentations by the Fund’s portfolio manager addressing the Subadvisor’s investment philosophy, investment strategy and operations; (v) financial information about the Subadviser;  (vi) a description of the personnel at the New Subadviser involved with the Fund, their background, professional skills and accomplishments; (vii) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the New Subadviser; (viii) comparative expense and performance information for other mutual funds that are similar to the Fund; (ix) where available, information about performance and fees relative to other accounts managed by the New Subadviser that might be considered comparable to the Fund in terms of investment style; and (x) any soft-dollar or other “fall-out” or similar benefits to be realized by the Subadviser from its relationship with other Monteagle Funds.  The Board also reviewed information outlining its legal duties under the Investment Company Act with respect to the consideration and approval of the HR Subadvisory Agreement. At the July Board Meeting, NCC reported to the Board on its due diligence of HR, including telephonic meetings with relevant personnel. The Board also considered information regarding HR’s compliance record.

In determining  whether to approve the HR Subadvisory Agreement, the Board considered numerous factors, including the fact that the Board is very familiar with the New Subadviser and its personnel as it is the subadviser of the Monteagle Fixed Income Fund and other matters it deemed important to the approval process, such as direct and indirect benefits to HR from their relationship with the Trust and advice from independent legal counsel with respect to the approval process and materials submitted for the Board’s review. The Board noted the willingness of HR personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Trustee may have attributed different weights to the various items considered.  In furtherance of its determination the Board considered the following:

A.

The Nature, Extent, and Quality of the Services to be Provided by Howe and Rusling, Inc.

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services to be provided by HR, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by HR in managing the Fund, as well as a description of the capabilities, personnel and services of HR. In connection with this review, the Board considered HR’s research resources available to its personnel. The Board considered the scope of the services to be provided by HR to the Fund under the HR Subadvisory Agreement relative to services currently provided to the Fund by GHA, noting that the nature and extent of services under the existing and new agreements were generally similar in that each of GHA and HR are required to provide day-to-day portfolio management services and comply with all Fund’s policies and applicable rules and regulations. The Board noted that the standard of care applicable under the New Subadvisory Agreement was identical to that found in the GHA Subadvisory Agreement and comparable to that found generally in investment company advisory agreements including those with other Monteagle Funds series. The Board concluded that the scope of HR’s services to be provided to the Fund was consistent with NCC and the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Trustees, considered, among other factors, with respect to HR: the number, education and experience of investment personnel generally and the Fund’s anticipated portfolio management team; portfolio trading capabilities; use of technology; commitment to compliance; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered the time and attention to be devoted by senior management of HR to the Fund. The Board also considered the business reputation of HR and its financial resources and concluded that HR would be able to meet any reasonably foreseeable obligation under the HR Subadvisory Agreement.  The Board also considered the Monteagle Funds existing longstanding relationship with HR as the subadviser of the Monteagle Fixed Income Fund.

B.

The Investment Performance of HR

The Board, including the Independent Trustees, reviewed and considered information about the investment performance for other funds and accounts managed by HR using the same investment processes and strategies that HR expects to use in managing the Fund.

The Board, NCC and HR discussed HR’s proposed strategy for seeking to improve the Fund’s performance and HR’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance while ensuring that all tax consequences were taken into consideration before disrupting the composition of the portfolio.

C.

Consideration of the Subadvisory Fees and the Cost of the Services to be Provided and Profits to be Realized by HR from their Relationship with the Fund

The Board reviewed and considered the contractual subadvisory fee rate that would be payable by NCC to HR for investment advisory services to the Fund. The Board considered information about the services rendered by, and subadvisory fee rates payable to, GHA with respect to the Fund, and compared this to the services to be rendered by, and fee rates to be paid to, HR with respect to the Fund.

Following consideration of this information, the Board, including the Independent Trustees, concluded that the fees to be paid pursuant to the HR Subadvisory Agreement were fair and reasonable in light of the services provided.

D.

Economies of Scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized due to the on-going subadviser relationship HR has with the Monteagle Fixed Income Fund in connection with HR’s overall profitability as the subadviser to two (2) Monteagle Funds.

E.

Other Factors Deemed Relevant by the Trustees

The Board, including the Independent Trustees, also considered other potential ancillary or “fall-out” benefits that HR or its affiliates may derive from their respective relationships with the Fund and other Monteagle Funds, both tangible and intangible, such as HR’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, and an increase in HR’s profile in the investment advisory community. The Board also considered HR’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board, including the Independent Trustees, concluded that these potential ancillary benefits that HR could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other subadvisors.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Trustees, approved the proposed HR Subadvisory Agreement between the Trust, NCC and HR, with respect to the Fund, for a two-year term beginning on the effective date of the HR Subadvisory Agreement. Based upon its evaluation of all the aforementioned factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the HR Subadvisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the HR Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

Information Regarding New Subadviser

The Board recommends Howe and Rusling, Inc. (“HR”) as the New Subadviser to the Monteagle Quality Growth Fund.  HR is a corporation organized under the laws of the State of New York whose principal executive offices are located at 120 East Avenue, Rochester, New York 14604. Howe and Rusling also manages the portfolio of the Monteagle Fixed Income Fund, which is another fund in the Monteagle Funds’ trust, since that fund’s inception. Howe and Rusling serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. Craig D. Cairns, Samuel R. King, Robert J. Prorok, Casey D. Ryan, Vincent A. Russo, Mary L. Sisson, Brett L. Winnefeld, and Stefan K. Astheimer are officers of Howe and Rusling. Craig D. Cairns is the President and Chief Compliance Officer of Howe and Rusling. Robert J. Prorok serves as Vice President and Senior Portfolio Manager of Howe and Rusling. Vincent A. Russo serves as Vice President and Director of Fixed Income Research.

Should the shareholders not approve the proposed new subadvisor, the Board will instruct the Advisor to expand its search and seek an alternate candidate to satisfy the position in order to bring an additional proxy to approve the new candidate prior to GHA’s December 31, 2017 deadline.

Vote Required

The shareholders of the Monteagle Quality Growth Fund vote on Proposal I. All shares of the Fund vote together as a single class on Proposal I.

The vote required to approve the HR Subadvisory Agreement with respect to the Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for the Fund, the Trustees will consider what other actions to take in the best interests of the Fund and its shareholders.

Recommendation of the Board

The Board of Trustees believes that the HR Subadvisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board unanimously recommends that shareholders of the Fund vote to APPROVE the HR Subadvisory Agreement as set forth in Proposal I.

ADDITIONAL INFORMATION

Information about Voting Instructions and the Conduct of the Special Shareholder Meeting

General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders. The Meeting will be held at Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on August 25, 2017 at 10:00 a.m., Eastern time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed proxy voting form are being mailed to shareholders on or about August 8, 2017.

Only shareholders of record of the Fund as of the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  Each share is entitled to one vote, with fractional shares voting proportionally.

As of the Record Date, the Fund had the following shares outstanding.  Shareholders who owned more than 5% of the outstanding on the record date are also reflected.

Fund	Total Shares	Name and Addresses	Shares Owned	% of Fund Owned
Quality Growth Fund	1,878,585.351	Maril & Co. FBO 47	1,752,291.24	93.28%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

		Charles Schwab	107,903.11	5.74%
		101 Montgomery Street
		San Francisco, CA 94104-4151

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of Record Date, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust).

Controlling Person Information

Shareholders

Fund Name

Percentage of Fund Shares Owned

Maril & Co. FBO 47

Quality Growth Fund

93.28%

Investment Adviser.  Nashville Capital Corporation (“NCC”) the SEC registered investment advisor of each MF Fund, oversees the management of the MF Funds’ portfolios and manages the MF Funds’ business affairs. The Adviser is located at 2506 Winford Ave., Nashville, Tennessee 37211.

Principal Underwriter. Arbor Court Capital, LLC (the “Distributor”), is the principal underwriter for the Trust and agent for the distribution of the Fund’s shares. The Distributor is affiliated with the Transfer Agent but is not affiliated with the Adviser nor its affiliated companies. The Distributor’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.

Accounting Agent, Transfer Agent & Administrator. Mutual Shareholder Services, LLC, (the “Transfer Agent”), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Funds. The Transfer Agent’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Custodian. Huntington National Bank serves as custodian for the Trust.

Affiliated Brokerage.  Neither Nashville Capital Corporation nor the subadvisers for the Funds effect brokerage transactions through affiliates of the Adviser, the subadvisers or the Funds (or affiliates of such persons).

Expenses. This proxy shall not unfairly burden the Shareholders of the Fund as: 1) the Subadvisory fee is staying the same and is paid by the Adviser; and 2) the costs of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the Meeting, will be paid by GHA, the current Subadviser (the total costs are estimated to be $12,000.00) and will not be borne by the shareholders of the Fund.

Independent Registered Public Accountants.  Monteagle Funds’ financial statements for the fiscal year ended August 31, 2016, were audited by Cohen Fund Audit Services, Ltd. ("Cohen"). Cohen, in accordance with the Independence Standards Board Standard No. 1 (ISB No. 1) has confirmed to the Trust's Audit Committee that they are independent registered public accountants with respect to the Funds.

Fund Related Fees

a)

Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,800 and $58,800 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively.

b)

Audit-Related Fees - The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,300 and $1,800 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are for consents.

c)

Tax Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns and review of the registrant’s excise dividend calculations.

d)

All Other Fees - The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,100 and $2,300 for the fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees were assistance with the semi-annual report filings.

Required Vote and Quorum. Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

Record owners of the shares of the Fund as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Fund at the Meeting.  A lesser number is sufficient for adjournments.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a “no” vote.

Revocation of Proxies and Voting Instructions. If an enclosed proxy card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later proxy card mailed to the Fund and received by the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446.  You may attend the Meeting in person to revoke previously provided proxy card and to provide new voting instructions.

If you simply sign the proxy card without specifying an instruction, the proxy card will be voted in accordance with the recommendation of the Trust’s Board with respect to each Proposal considered at the Meeting, (i.e. in favor of the New Subadviser).

For instructions on how to attend the meeting and vote in person, please call (888) 263-5593.

Adjournments; Other Business

With respect to Proposal I, an adjournment of the Meeting as to the Fund requires the vote of a majority of the total number of shares of the relevant Fund that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Proposal of Shareholders. The Fund does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposal for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposal to the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446.  Proposal must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

Instructions For Executing Voting Instructions

The following general rules for signing the proxy card may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (888) 263-5593.

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE FUND AT 8000 TOWN CENTRE DRIVE, SUITE 400, BROADVIEW HEIGHTS, OHIO 44147.  EACH SHAREHOLDER SHOULD RECEIVE A COPY OF THE PROXY MATERIALS, HOWEVER IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.

The Board recommends that you vote FOR the proposal.

Please complete, sign and return the enclosed proxy card promptly via mail or facsimile (440) 526-4446. No postage is required if mailed in the United States.

By order of the Board,
/s/ Brandon Pokersnik

Brandon Pokersnik
Secretary

APPENDIX A

The table below sets forth the date of the Garcia Hamilton & Associates, L.P. Subadvisory Agreement for the Fund, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Fund Name	Date Subadviser began Serving the Fund	Date of Current Management Agreement	Date Agreement was Last Approved by Board	Date Current Management Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Management Agreement to Shareholders
Monteagle Quality Growth Fund	March 30, 1998	May 2, 2017	January 26, 2017	May 2, 2017	Initial Approval

A-1

APPENDIX B

FORM OF SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day September, 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee Corporation, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211 (the "Adviser"); and Howe and Rusling, Inc., a New York Corporation, with its principal office and place of business at 120 East Avenue, Rochester, New York 14604 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust dated the 29th day of March, 2017;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which. the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadvisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and properly of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

SIGNATURE PAGE IS ON THE NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By:

Paul B. Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By:

Micah White

President

HOWE & RUSLING, INC.

By:

MONTEAGLE FUNDS

SUBADVISORY AGREEMENT

Appendix A

Fee as a % of the Annual

Funds of the Trust

Average Daily Net Assets of the Fund

Quality Growth Fund

0.30%

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at www.proxyvote.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-800-454-8683 to reach an automated touchtone voting line

CONTROL NUMBER **012345678910**

MONTEAGLE QUALITY GROWTH FUND

A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2017

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time, on Friday, August 25, 2017, at the offices the Trust's Administrator and Transfer Agent, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated August 8, 2017.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free 1-800-454-8683. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 25, 2017.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]